UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

Textmunication Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On March 6, 2017, Textmunication Holdings, Inc. signed a retainer with highly-respected Ellsworth Young LLP to vigorously protect the company and its shareholders from predatory lending practices against former and current noteholders.

There are strict usury laws in the states Textmunication has secured notes. Ellsworth Young LLP is a nationally known law firm specializing in usury law. They have practices in New York, California, Nevada and Arizona. They have affiliates in Florida, Texas, Utah and Tennessee.

If Ellsworth Young LLP feels any lending abuse has occurred, immediate action will be taken. Past and current notes can be reduced, cancelled and damages awarded for entering into a usurious transaction. Our goal is to protect our growing company and shareholders against such practices.

Ellsworth Young LLP: http://eyllp.com/

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings, Inc.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer

Date: March 6, 2017

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